                                                                EXHIBIT 4.2



        THIS PREFERRED SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") OR A NOMINEE OF THE DEPOSITORY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

        Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to Lincoln National Capital IV or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      Certificate Number                Number of Preferred Securities
                 P-1                           1,000,000

                                               CUSIP No. 534041207


                 Certificate Evidencing Preferred Securities

                                     of

                         Lincoln National Capital IV

                6.40% Trust Originated Preferred Securities,
                                  Series D
               (liquidation amount $25 per Preferred Security)

        Lincoln National Capital IV, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of 1,000,000 preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Lincoln National Capital IV 6.40% Trust Originated Preferred Securities, Series D (Liquidation Amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended rand Restated Trust Agreement of the Trust, dated as of August 14, 1998, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of Preferred Securities as set forth therein. Capitalized terms used herein but not defined shall have the meanings given them in the Trust Agreement. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Lincoln National Corporation, an Indiana corporation, and The First National Bank of Chicago, as guarantee trustee, dated as of August 14, 1998 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

           [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

        IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this 14th day of August, 1998.


                                        LINCOLN NATIONAL CAPITAL IV



                                        By: _______________________
                                        Name:  John L. Steinkamp
                                        Administrative Trustee

                         [FORM OF REVERSE OF SECURITY]

         Distributions payable on each Preferred Security will be fixed at an initial rate per annum of 6.40% until August 15, 2001, and at the Reset Rate thereafter (the "Coupon Rate"), of the stated liquidation amount of $25 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will accumulate and compound quarterly at the rate of 6.40% until August 15, 2001, and at the Reset Rate thereafter (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such accumulated distributions unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any full period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months.

         Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on February 16, May 16, August 16 and November 16 of each year, commencing on November 16, 1998, to Holders of record, if in book-entry only form, one Business Day prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. In the event that the Preferred Securities are not in book-entry form, the relevant record dates for the Preferred Securities shall conform to the rules of any securities exchange on which such securities are listed and, if none, as shall be selected by the Administrative Trustees, which dates will be more than one Business Day but less than 60 Business Days prior to the relevant payment dates. The Depositor has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding, in the aggregate, beyond the maturity date of the Debentures (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate at the rate of 6.40% until August 15, 2001, and at the Reset Rate thereafter, compounded quarterly during any such Extension Period (to the extent permitted by applicable law). Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Depositor may commence a new Extension Period; provided, that such Extension Period together with all such previous and further extensions thereof may not exceed beyond the maturity date of the Debenture.

         The Preferred Securities shall be redeemable as provided in the Trust Agreement.

                           OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably requests and instructs the Trust to repay $___ stated liquidation amount of the within Preferred Security, pursuant to its terms, on the "Put Option Exercise Date," together with distributions thereon accrued but unpaid to the date of repayment, to the undersigned at:
______________________________________________________________________
                      (Please print or type Name and Address of the Undersigned) and to issue to the undersigned, pursuant to the terms of the Trust Agreement, a new Preferred Security or Preferred Securities representing the remaining stated liquidation amount of this Preferred Security.

For this Option to Elect Repayment to be effective, the within Preferred Security with this Option to Elect Repayment duly completed must be received by the Trust at the Corporate Trust Office of the Property Trustee at The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, IL 60670-0126, Attention: Corporate Trust Administration.

Dated:                        Signature:

                              Signature Guarantee:


Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Preferred Security in every particular without alternation or enlargement or any change whatsoever.

                                 ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Insert assignee's social security or tax identification number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.



Date:__________________

Signature:________________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.

               Certificate Number                Number of Preferred Securities
                     P-2                               7,000,000

                                                       CUSIP No. 534041207


                 Certificate Evidencing Preferred Securities

                                       of

                          Lincoln National Capital IV

                  6.40% Trust Originated Preferred Securities,
                                    Series D
                (liquidation amount $25 per Preferred Security)

        Lincoln National Capital IV, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that The Chase Manhattan Bank, as Collateral Agent (the "Holder"), is the registered owner of 7,000,000 preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Lincoln National Capital IV 6.40% Trust Originated Preferred Securities, Series D (Liquidation Amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in
Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of August 14, 1998, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of Preferred Securities as set forth therein. Capitalized terms used herein but not defined shall have the meanings given them in the Trust Agreement. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Lincoln National Corporation, an Indiana corporation, and The First National Bank of Chicago, as guarantee trustee, dated as of August 14, 1998 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.


             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

        IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this 14th day of August, 1998.


                                        LINCOLN NATIONAL CAPITAL IV



                                        By: _______________________
                                        Name:  John L. Steinkamp
                                        Administrative Trustee

                         [FORM OF REVERSE OF SECURITY]

         Distributions payable on each Preferred Security will be fixed at an initial rate per annum of 6.40% until August 15, 2001, and at the Reset Rate thereafter (the "Coupon Rate"), of the stated liquidation amount of $25 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will accumulate and compound quarterly at the rate of 6.40% until August 15, 2001, and at the Reset Rate thereafter (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such accumulated distributions unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any full period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months.

         Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on February 16, May 16, August 16 and November 16 of each year, commencing on November 16, 1998, to Holders of record, if in book-entry only form, one Business Day prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. In the event that the Preferred Securities are not in book-entry form, the relevant record dates for the Preferred Securities shall conform to the rules of any securities exchange on which such securities are listed and, if none, as shall be selected by the Administrative Trustees, which dates will be more than one Business Day but less than 60 Business Days prior to the relevant payment dates. The Depositor has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding, in the aggregate, beyond the maturity date of the Debentures (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate at the rate of 6.40% until August 15, 2001, and at the Reset Rate thereafter, compounded quarterly during any such Extension Period (to the extent permitted by applicable law). Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Depositor may commence a new Extension Period; provided, that such Extension Period together with all such previous and further extensions thereof may not exceed beyond the maturity date of the Debenture.

         The Preferred Securities shall be redeemable as provided in the Trust Agreement.

                           OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably requests and instructs the Trust to repay $___ stated liquidation amount of the within Preferred Security, pursuant to its terms, on the "Put Option Exercise Date," together with distributions thereon accrued but unpaid to the date of repayment, to the undersigned at:
______________________________________________________________________
                      (Please print or type Name and Address of the Undersigned) and to issue to the undersigned, pursuant to the terms of the Trust Agreement, a new Preferred Security or Preferred Securities representing the remaining stated liquidation amount of this Preferred Security.

For this Option to Elect Repayment to be effective, the within Preferred Security with this Option to Elect Repayment duly completed must be received by the Trust at the Corporate Trust Office of the Property Trustee at The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, IL 60670-0126, Attention: Corporate Trust Administration.

Dated:                        Signature:

                              Signature Guarantee:


Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Preferred Security in every particular without alternation or enlargement or any change whatsoever.

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Insert assignee's social security or tax identification number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:__________________

Signature:________________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.

                Certificate Number                Number of Preferred Securities
                     P-3                                     1,200,000

                                                             CUSIP No. 534041207


                  Certificate Evidencing Preferred Securities

                                       of

                          Lincoln National Capital IV

                  6.40% Trust Originated Preferred Securities,
                                    Series D
                (liquidation amount $25 per Preferred Security)

        Lincoln National Capital IV, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that The Chase Manhattan Bank, as Collateral Agent (the "Holder"), is the registered owner of 1,200,000 preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Lincoln National Capital IV 6.40% Trust Originated Preferred Securities, Series D (Liquidation Amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in
Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of August 14, 1998, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of Preferred Securities as set forth therein. Capitalized terms used herein but not defined shall have the meanings given them in the Trust Agreement. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Lincoln National Corporation, an Indiana corporation, and The First National Bank of Chicago, as guarantee trustee, dated as of August 14, 1998 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.


             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

        IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this 21st day of August, 1998.


                                LINCOLN NATIONAL CAPITAL IV



                                By: _______________________
                                   Name:  John L. Steinkamp
                                     Administrative Trustee

                         [FORM OF REVERSE OF SECURITY]

         Distributions payable on each Preferred Security will be fixed at an initial rate per annum of 6.40% until August 15, 2001, and at the Reset Rate thereafter (the "Coupon Rate"), of the stated liquidation amount of $25 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will accumulate and compound quarterly at the rate of 6.40% until August 15, 2001, and at the Reset Rate thereafter (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such accumulated distributions unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any full period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months.

         Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on February 16, May 16, August 16 and November 16 of each year, commencing on November 16, 1998, to Holders of record, if in book-entry only form, one Business Day prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. In the event that the Preferred Securities are not in book-entry form, the relevant record dates for the Preferred Securities shall conform to the rules of any securities exchange on which such securities are listed and, if none, as shall be selected by the Administrative Trustees, which dates will be more than one Business Day but less than 60 Business Days prior to the relevant payment dates. The Depositor has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding, in the aggregate, beyond the maturity date of the Debentures (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate at the rate of 6.40% until August 15, 2001, and at the Reset Rate thereafter, compounded quarterly during any such Extension Period (to the extent permitted by applicable law). Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Depositor may commence a new Extension Period; provided, that such Extension Period together with all such previous and further extensions thereof may not exceed beyond the maturity date of the Debenture.

         The Preferred Securities shall be redeemable as provided in the Trust Agreement.

                           OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably requests and instructs the Trust to repay $___ stated liquidation amount of the within Preferred Security, pursuant to its terms, on the "Put Option Exercise Date," together with distributions thereon accrued but unpaid to the date of repayment, to the undersigned at:
________________________________________________________________________________
                                        (Please print or type Name and Address
of the Undersigned) and to issue to the undersigned, pursuant to the terms of the Trust Agreement, a new Preferred Security or Preferred Securities representing the remaining stated liquidation amount of this Preferred
Security.

For this Option to Elect Repayment to be effective, the within Preferred Security with this Option to Elect Repayment duly completed must be received by the Trust at the Corporate Trust Office of the Property Trustee at The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, IL 60670-0126, Attention: Corporate Trust Administration.

Dated:_______________________    Signature:_________________________________

                                 Signature  Guarantee:______________________


Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Preferred Security in every particular without alternation or enlargement or any change whatsoever.

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Insert assignee's social security or tax identification number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:__________________

Signature:________________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.